EXHIBIT 99.12

                         Spectrum Organic Products Inc.

News Release                                              Contact: Andrea Proulx
For Immediate Release                                     707-778-8900 ext. 3101
                                                    andreap@spectrumorganics.com

Spectrum Organic Products Reports Record Sales for 2004
-------------------------------------------------------

PETALUMA, CA (March 7, 2005) Spectrum Organic Products, Inc. (OTCBB-SPOP.OB) today reported its fourth quarter and full year results for 2004. Net sales for the year ended December 31, 2004 were an all-time record of $49,915,400 versus $45,676,500 for the prior year(1), an increase of 9%. Sales growth continued to be excellent on the culinary side of the business, with the Spectrum Naturals(R) brand of culinary products up 17% and the Spectrum Ingredients Division industrial culinary sales increasing by 11%. The strong performance on the culinary side of the business was partially offset by an 8% decline in the Company's Spectrum Essentials(R) brand of nutritional supplements, which were temporarily impacted by the launch of the Company's new Fresh & Cold program, which asks that distributors treat Spectrum Essentials(R) like a perishable product line. That change required a one-time reduction of trade inventories to an approximate thirty-day supply, but will improve the freshness of product at the retail shelf. For the fourth quarter net sales increased by 3%, driven by an 18% increase in Spectrum Naturals(R) net sales, which was partially offset by declines in the sales of Spectrum Ingredients industrial culinary oils and Spectrum Essentials(R) nutritional supplements of 10% and 5%, respectively.

Spectrum reported a net loss for 2004 of $832,700 or $0.02 per share versus net income of $2,663,600 ($0.06 per share) for the prior year. The net loss for 2004 was primarily attributable to expenses associated with the manufacturing facility relocation and reconfiguration of $1,565,300. During the fourth quarter of 2004 the Company completed the final phase of a three-year project to close its leased manufacturing facility located in Petaluma where flax oil production formerly occurred. The Company held a grand opening event for its new production facility in Cherokee Iowa in October. In connection with the shutdown of the Petaluma facility, the Company incurred non-cash write-offs of $919,500 for infrastructure and leasehold improvements at the Petaluma facility which could not be relocated to Iowa, plus $237,100 in write-downs to fair market value for equipment that was relocated to Iowa. There was also $408,700 in cash expenses incurred for relocation costs and project management fees associated with the move to Iowa. Also contributing to the net loss incurred in 2004 were higher sales and marketing expenses which increased by $1,089,000 versus 2003, primarily due to increased print advertising associated with the "I am Spectrum" campaign. For the fourth quarter the Company reported a net loss of $934,400 or $0.02 per share versus net income of $1,386,700 ($0.03 per share) for the prior year. Again, the majority of the decline in profitability versus 2003 was attributable to the expenses associated with the manufacturing facility relocation and the increased sales and marketing expenses during 2004. During the fourth quarter of 2003, the Company eliminated the 100% valuation reserve that had previously been maintained against its deferred tax assets, which contributed $1,647,800 of income to the prior year fourth quarter.

Management believes that earnings before interest, taxes, depreciation and amortization, the plant relocation and expenses associated with the 2002 industrial accident (EBITDA as adjusted)(2) is an important measure of its financial performance. For the year ended December 31, 2004 Spectrum reported EBITDA as adjusted of $1,192,000 versus $2,436,100 for the prior year. The decline was primarily attributable to the increased sales and marketing spending and lower gross profit. Margins in the Company's culinary segments were squeezed due to higher costs for certain key organic raw materials such as canola and olive oils due to the weak dollar, an unfavorable commodity cycle during 2004, and increased importation and transportation costs. For the fourth quarter ended December 31, 2004 the Company reported EBITDA as adjusted of $140,600 compared to $410,600 for the corresponding period of the prior year, a decrease of 66%. Once again, the decrease was primarily attributable to increased sales and marketing expenses and gross margin pressure.

"Spectrum completed its long-term goal of closing the Petaluma plant with the grand opening celebration at our new production facility in Cherokee Iowa on October 12, 2004. While the closing of the Petaluma plant was painful from a financial standpoint, the Iowa facility is a brand new, state-of-the-art production facility that will deliver lower cost and higher quality oils to the Petaluma bottling facility," said Neil G. Blomquist, Spectrum CEO. "Working in partnership with BIOWA Nutraceuticals, we expect to begin realizing the benefits of the plant relocation in 2005."

Spectrum Organic Products, Inc. is a leading marketer of natural and organic culinary oils, vinegar, condiments and butter substitutes under the Spectrum Naturals(R) brand and essential fatty acid nutritional supplements under the Spectrum Essentials(R) brand. The company also produces and sells a wide range of oils, vinegar and nutritional ingredients to other manufacturers through its Spectrum Ingredients Division. All of the company's products feature healthy oils that are mechanically extracted and free of trans fats and genetically modified organisms.

"Safe Harbor" statements under the Private Securities Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by the forward-looking statements. These risks and uncertainties are described in the company's Securities and Exchange Commission filings under the trading symbol "SPOP.OB".
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(1) Net sales by business segment for the three months and years ended December
31, 2004 and 2003 is summarized as follows:

                                                    Three months ended December 31,
                                                 ------------------------------------
                                                    2004           2003      % Change
                                                 -----------   -----------   --------
Spectrum Naturals(R) Culinary Products           $ 6,069,300   $ 5,154,700       +18%
Spectrum Essentials(R) Nutritional Supplements     2,485,700     2,616,200        -5%
Spectrum Ingredients/Other                         3,626,500     4,047,600       -10%
                                                 -----------   -----------   --------
Total Net Sales                                  $12,181,500   $11,818,500        +3%
                                                 -----------   -----------   --------


                                                        Years Ended December 31,
                                                 ------------------------------------
                                                    2004           2003      % Change
                                                 -----------   -----------   --------
Spectrum Naturals(R) Culinary Products           $24,048,400   $20,608,300       +17%
Spectrum Essentials(R) Nutritional Supplements     9,566,100    10,353,900        -8%
Spectrum Ingredients/Other                        16,300,900    14,714,300       +11%
                                                 -----------   -----------   --------
Total Net Sales                                  $49,915,400   $45,676,500        +9%
                                                 -----------   -----------   --------

(2) The reconciliation of net income or loss to EBITDA as adjusted for the three months and years ended December 31, 2004 and 2003 is summarized as follows:

                                                  Three months ended December 31,
                                                  -------------------------------
                                                       2004             2003
                                                   -----------      -----------
Net Income (Loss)                                  $  (934,400)     $ 1,386,700
Benefit from Income Taxes                             (622,900)      (1,647,800)
Interest Expense                                       111,800           87,000
Depreciation and Amortization Expense                  191,800          174,500
Manufacturing Facility Relocation                    1,394,300             --
Industrial Accident Expenses                              --            410,200
                                                   -----------      -----------
EBITDA as adjusted                                 $   140,600      $   410,600
                                                   -----------      -----------


                                                     Years Ended December 31,
                                                   ----------------------------
                                                       2004             2003
                                                   -----------      -----------
Net Income (Loss)                                  $  (832,700)     $ 2,663,600
Benefit from Income Taxes                             (555,200)      (1,566,600)
Interest Expense                                       361,900          404,200
Depreciation and Amortization Expense                  652,700          524,700
Manufacturing Facility Relocation                    1,565,300             --
Industrial Accident Expenses                              --            410,200
                                                   -----------      -----------
EBITDA as adjusted                                 $ 1,192,000      $ 2,436,100
                                                   -----------      -----------


--------

                                      -End-

                                  Spectrum Organic Products, Inc.
                                          Balance Sheets


                                                                            As of December 31,
                                                                           2004            2003
                                                                       ------------    ------------
                                              Assets
Current Assets:
  Cash                                                                 $     11,000    $      7,300
  Accounts receivable, net                                                3,799,800       4,163,200
  Inventories, net                                                        9,564,800       8,007,200
  Deferred income taxes - current                                           630,000         514,200
  Prepaid expenses and other current assets                                 141,400         297,500
                                                                       ------------    ------------
Total Current Assets                                                     14,147,000      12,989,400

Property and Equipment, net                                               3,990,200       4,338,700

Other Assets:
  Deferred income taxes - long-term                                       1,529,500       1,087,700
  Intangible assets, net                                                    584,800         586,800
  Other assets                                                              251,200         218,300
                                                                       ------------    ------------

Total Assets                                                           $ 20,502,700    $ 19,220,900
                                                                       ============    ============

                               Liabilities and Stockholders' Equity
Current Liabilities:
  Bank overdraft                                                       $    843,300    $    513,800
  Line of credit                                                          6,984,400       4,833,000
  Accounts payable, trade                                                 4,033,800       4,168,000
  Accrued expenses                                                          854,100       1,307,700
  Current maturities of notes payable & capital lease obligations           514,600         322,300
  Current maturities of notes payable, related parties                      228,200         275,200
  Income taxes payable                                                         --             9,900
                                                                       ------------    ------------
Total Current Liabilities                                                13,458,400      11,429,900

Notes payable & capital lease obligations, less current maturities        1,375,000       1,104,200
Notes payable, related parties, less current maturities                     326,200         549,200
Deferred rent                                                                37,000          50,700
                                                                       ------------    ------------
Total Liabilities                                                        15,196,600      13,134,000
                                                                       ------------    ------------
Commitments and Contingencies

Stockholders' Equity:
  Preferred stock, 5,000,000 shares authorized, no shares issued or
     outstanding                                                               --              --
  Common stock, without par value, 60,000,000 shares authorized,
     46,405,943, 46,254,777 and 45,705,571 issued and outstanding at
     December 31, 2004, 2003 and 2002, respectively                       9,631,400       9,579,500
  Accumulated deficit                                                    (4,325,300)     (3,492,600)
                                                                       ------------    ------------
Total Stockholders' Equity                                                5,306,100       6,086,900
                                                                       ------------    ------------

Total Liabilities and Stockholders' Equity                             $ 20,502,700    $ 19,220,900
                                                                       ============    ============

                                Spectrum Organic Products, Inc.
                                   Statements of Operations


                                                        For the years ended December 31,
                                                      2004            2003            2002
                                                  ------------    ------------    ------------
Net sales                                         $ 49,915,400    $ 45,676,500    $ 40,579,300

Cost of goods sold                                  38,380,700      33,806,800      29,823,000
                                                  ------------    ------------    ------------

Gross profit                                        11,534,700      11,869,700      10,756,300
                                                  ------------    ------------    ------------
Operating Expenses:

Sales and marketing                                  7,293,600       6,204,600       5,987,500

General and administrative                           3,731,700       3,729,100       2,949,500

Manufacturing facility relocation                    1,565,300            --              --

Industrial accident expenses                              --           410,200         254,100

(Gain) loss on sale of product lines                      --              --          (210,300)

                                                  ------------    ------------    ------------

Total Operating Expenses                            12,590,600      10,343,900       8,980,800
                                                  ------------    ------------    ------------

Income (Loss) From Operations                       (1,055,900)      1,525,800       1,775,500

Other Income (Expense):

Interest expense                                      (361,900)       (404,200)       (480,600)

Other, net                                              29,900         (24,600)         14,900
                                                  ------------    ------------    ------------

Income (Loss) Before Taxes                          (1,387,900)      1,097,000       1,309,800

Benefit (Provision) for income taxes                   555,200       1,566,600        (189,800)
                                                  ------------    ------------    ------------

Net Income (Loss)                                 $   (832,700)   $  2,663,600    $  1,120,000
                                                  ============    ============    ============

Basic and Fully Diluted Income (Loss) Per Share   $      (0.02)   $       0.06    $       0.02
                                                  ============    ============    ============

Weighted Average Shares Outstanding:
  Basic                                             46,344,585      45,845,140      45,699,627
  Fully Diluted                                     46,344,585      47,839,765      46,306,077

                                   Spectrum Organic Products, Inc.
                                  Statement of Stockholders' Equity
                        For the Years Ended December 31, 2002, 2003 and 2004




                                                                               Retained
                                                                               Earnings        Total
                                                      Common Stock           (Accumulated  Stockholders'
                                                   Shares        Amount        Deficit)        Equity
                                                 -----------   -----------   -----------    -----------
Balances, January 1, 2002                         45,698,661   $ 9,373,700   $(7,276,200)   $ 2,097,500

Warrants net exercised by the note
  holders under the private placement                  6,910          --            --             --

Warrants issued in connection with the private
  placement notes                                       --          49,500          --           49,500

Non-qualified stock options issued                      --           6,900          --            6,900

Net income for the year                                 --            --       1,120,000      1,120,000
                                                 -----------   -----------   -----------    -----------

Balances, December 31, 2002                       45,705,571   $ 9,430,100   $(6,156,200)   $ 3,273,900

Warrants exercised by the note
  holders under the private placement                405,456        90,000          --           90,000

Exercise of common stock options                     143,750        59,400          --           59,400

Net income for the year                                 --            --       2,663,600      2,663,600
                                                 -----------   -----------   -----------    -----------

Balances, December 31, 2003                       46,254,777   $ 9,579,500   $(3,492,600)   $ 6,086,900

Exercise of common stock options                     151,166        51,900          --           51,900

Net loss for the year                                   --            --        (832,700)      (832,700)
                                                 -----------   -----------   -----------    -----------

Balances, December 31, 2004                       46,405,943   $ 9,631,400   $(4,325,300)   $ 5,306,100
                                                 ===========   ===========   ===========    ===========

                                     Spectrum Organic Products, Inc.
                                        Statements of Cash Flows


                                                                      For the years ended December 31,
                                                                    2004            2003            2002
                                                                ------------    ------------    ------------
Cash Flows From Operating Activities:
Net Income (Loss)                                               $   (832,700)   $  2,663,600    $  1,120,000
Adjustments to Reconcile Net Income (Loss) to Net Cash
Provided by (Used in) Operating Activities:
  Provision for allowances against receivables                        56,300         103,400          47,000
  Provision for inventory obsolescence                               332,800         210,800         262,200
  Provision for industrial accident                                     --           410,200         254,100
  Depreciation and amortization                                      652,700         524,700         454,300
  (Gain) Loss on sale of product lines                                  --              --          (210,300)
  Write-off of equipment due to plant closure                        919,500          50,300            --
  Writedown on equipment to fair market value                        237,100            --              --
  Imputed interest on notes payable and warrants issued               20,800          19,000          71,300
  Imputed expense on non-qualified stock options                        --              --             6,900
Changes in Assets and Liabilities:
  Accounts receivable                                                307,100      (1,191,400)        430,400
  Inventories                                                     (1,890,400)     (2,948,400)     (1,057,700)
  Deferred income taxes                                             (557,600)     (1,601,900)           --
  Other assets                                                       123,200        (224,300)        (54,300)
  Accounts payable                                                  (134,200)        871,700        (500,300)
  Accrued expenses and other liabilities                            (477,200)        (94,100)       (106,200)
                                                                ------------    ------------    ------------

Net Cash Provided by (Used in) Operating Activities               (1,242,600)     (1,206,400)        717,400
                                                                ------------    ------------    ------------

Cash Flows From Investing Activities:
  Purchase of property and equipment                              (1,474,100)     (1,281,100)       (719,300)
  Proceeds from sale of assets                                        15,300            --              --
  Purchase of intellectual property                                     --          (550,000)           --
  Proceeds from sale of product lines and related inventories           --              --         3,215,200
  Transaction fees on sale of product lines                             --              --          (152,000)
                                                                ------------    ------------    ------------

Net Cash Provided by (Used in) Investing Activities               (1,458,800)     (1,831,100)      2,343,900
                                                                ------------    ------------    ------------

Cash Flows From Financing Activities:
  Increase (decrease) in bank overdraft                              329,500         (87,200)         29,300
  Proceeds from lines of credit                                   21,866,000      36,210,000      43,931,000
  Repayment of lines of credit                                   (19,714,600)    (33,856,600)    (46,050,000)
  Proceeds of notes payable                                          754,800       1,495,200            --
  Repayment of notes payable                                        (250,000)       (553,800)       (545,200)
  Repayment of notes payable, related parties                       (290,800)       (275,300)       (371,200)
  Repayment of capitalized lease obligations                         (41,700)        (49,600)        (69,000)
  Proceeds from exercise of common stock options                      51,900          59,400            --
  Proceeds from exercise of common stock warrants                       --            90,000            --
                                                                ------------    ------------    ------------

Net Cash Provided by (Used in) Financing Activities                2,705,100       3,032,100      (3,075,100)
                                                                ------------    ------------    ------------

Net Increase (Decrease) in Cash                                        3,700          (5,400)        (13,800)

Cash, beginning of the year                                            7,300          12,700          26,500
                                                                ------------    ------------    ------------

Cash, end of the year                                           $     11,000    $      7,300    $     12,700
                                                                ============    ============    ============

Supplemental Disclosure of Cash Flow Information:
  Cash paid for income taxes                                    $     16,000    $    323,500    $     13,800
  Cash paid for interest                                        $    359,800    $    384,400    $    446,300


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